                                                             File No.  33-39702
                                                                       811-6293


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Post-Effective Amendment No. 15

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 27

             SEPARATE ACCOUNT VA-K OF ALLMERICA FINANCIAL LIFE INSURANCE
                                 AND ANNUITY COMPANY
                              (Exact Name of Registrant)

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 (Name of Depositor)
                                  440 Lincoln Street
                                 Worcester, MA 01653
                 (Address of Depositor's Principal Executive Offices)
                                    (508) 855-1000
                 (Depositor's Telephone Number, including Area Code)

                      Abigail M. Armstrong Secretary and Counsel
                Allmerica Financial Life Insurance and Annuity Company
                                  440 Lincoln Street
                                 Worcester, MA 01653
                  (Name and Address of Agent for Service of Process)


     It is proposed that this filing will become effective:

            X  immediately upon filing pursuant to paragraph (b) of Rule 485
          ----
               on (date) pursuant to paragraph (b) of Rule 485
          ----
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ----
               on (date) pursuant to paragraph (a)(1) of Rule 485
          ----
               this post-effective amendment designates a new effective
          ---- date for a previously filed post-effective amendment


                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("the
1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1997 was filed on or before March 30, 1998.

This Post-Effective Amendment No. 15 under the Securities Act of 1933 is being filed for the purposes of adding a supplement to the Prospectuses of Separate Account VA-K of Allmerica Financial Life Insurance and Annuity Company dated May 1, 1998 and to generally update corporate information for the Company and the Registrant in Part C. All other pertinent information regarding this Registration Statement, including the Prospectuses and Statement of Additional Information, was previously filed in Registrant's Post-Effective Amendment
No. 14 on April 24, 1998 and is incorporated by reference herein.

               CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                             ITEMS CALLED FOR BY FORM N-4


FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
----------------    ---------------------

1. . . . . . . . . .Cover Page

2. . . . . . . . . .Special Terms

3. . . . . . . . . .Summary;  Annual and Transaction Expenses

4  . . . . . . . . .Condensed Financial Information; Performance Information

5. . . . . . . . . .Prospectus A: Description of the Company, the Separate
                    Account, the Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc. Prospectus B: Description of the Company, the Variable Account, the Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium
                    Fund, Inc.

6. . . . . . . . . .Charges and Deductions

7. . . . . . . . . .Prospectus A:  The Variable Annuity Policies
                    Prospectus B:  Description of the Contract

8. . . . . . . . . .Prospectus A:  The Variable Annuity Policies
                    Prospectus B: Electing the Form of Annuity and the Annuity Date; Description of Variable Annuity Option; Annuity Benefit Payments

9. . . . . . . . . .Death Benefit

10 . . . . . . . . .Prospectus A:  Purchase Payments; Computation of Policy
                    Values and Annuity Payments
                    Prospectus B:  Payments; Computation of Values; Distribution

11 . . . . . . . . .Prospectus A:  Surrender; Partial Redemption
                    Prospectus B: Surrender; Withdrawals; Charge for Surrender and Withdrawal; Withdrawal Without Surrender Charge; Texas Optional Retirement Program

12 . . . . . . . . .Federal Tax Considerations

13 . . . . . . . . .Legal Matters

14 . . . . . . . . .Statement of Additional Information - Table of Contents


FORM N-4 ITEM NO.   CAPTION IN THE STATEMENT OF ADDITIONAL INFORMATION
-----------------   --------------------------------------------------

15 . . . . . . . . .Cover Page

16 . . . . . . . . .Table of Contents

17 . . . . . . . . .General Information and History

18 . . . . . . . . .Services

19 . . . . . . . . .Underwriters

20 . . . . . . . . .Underwriters

21 . . . . . . . . .Performance Information

22 . . . . . . . . .Annuity Benefit Payments

23 . . . . . . . . .Financial Statements

                               SEPARATE ACCOUNT VA-K
                                  EXECANNUITY PLUS
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                     SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

                                        ***

Effective December 29, 1998, an optional Minimum Guaranteed Annuity Payout Rider will be available under the Policy.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.


*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.


In the Table of Contents on page 3 of the Prospectus, the following is changed:

Under CHARGES AND DEDUCTIONS:

     "B. Optional Minimum Guaranteed Annuity Payout Rider Charge" is added "B. Premium Taxes" is changed to "C. Premium Taxes"
     "C. Policy Fee" is changed to "D. Policy Fee"
     "D. Annual Charges Against Separate Account Assets" is changed to "E. Annual Charges Against Separate Account Assets"

     Under THE VARIABLE ANNUITY POLICIES:
     "L. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "L. NORRIS Decision" is changed to "M. NORRIS Decision"
     "M. Computation of Values" is changed to "N. Computation of Values"

In the Summary on page 8 of the Prospectus, the following is added to the end of the section entitled "Annuity Payments:"

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "N. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES." If elected, the rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Policy anniversaries since the Rider effective date, as determined after the Accumulated Value of each Policy anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              Amount of the Withdrawal
                              ------------------------
       the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 9 of the Prospectus, the following is added after the section entitled "Charges and Deductions:"

     G.  OPTIONAL MINIMUM GURANTEED ANNUITY PAYOUT RIDER CHARGE
     Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:

          Minimum Guaranteed Annuity Payout Rider with a ten year waiting period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
          Minimum Guaranteed Annuity Payout Rider with a fifteen year waiting period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.15%

     For a description of this Rider, see "B. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "L. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, after "Annual Policy Fee," the following is inserted:

     OPTIONAL RIDER CHARGES:
     (on an annual basis as a percentage of Accumulated Value)
     Optional Minimum Guaranteed Annuity Payout Rider with a
     ten-year waiting period:                                         0.25%*
     Optional Minimum Guaranteed Annuity Payout Rider with a
     fifteen-year waiting period:                                     0.15%*

Under "ANNUAL AND TRANSACTION EXPENSES" on page 10 of the Prospectus, below "Total Asset Charge," the following is inserted:

     *if the rider is elected, this annual charge is deducted on a monthly basis at the end of each month within which the rider was in effect.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, table (1) is renamed table (1)(a) and the following table is inserted following table
(1)(a):

     (1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                             -----------------------------------
Select International Equity Fund               $102    $ 155    $ 200    $ 316
DGPF International Equity Series               $100    $ 149    $ 189    $ 295
Fidelity VIP Overseas Portfolio                $100    $ 149    $ 190    $ 297
T. Rowe Price International Stock Portfolio    $102    $ 153    $ 196    $ 309
Select Aggressive Growth Fund                  $101    $ 151    $ 193    $ 303
Select Capital Appreciation Fund               $102    $ 155    $ 199    $ 314
Select Value Opportunity Fund                  $101    $ 153    $ 196    $ 308
Select Growth Fund                             $100    $ 150    $ 190    $ 298
Growth Fund                                     $97    $ 138    $ 170    $ 257
Fidelity VIP Growth Portfolio                   $98    $ 143    $ 178    $ 274
Equity Index Fund                               $96    $ 136    $ 166    $ 249
Select Growth and Income Fund                   $99    $ 145    $ 182    $ 282
Fidelity VIP Equity-Income Portfolio            $97    $ 140    $ 173    $ 263
Fidelity VIP II Asset Manager Portfolio         $98    $ 142    $ 176    $ 270

Fidelity VIP High Income Portfolio              $98    $ 144    $ 179    $ 276
Investment Grade Income Fund                    $97    $ 139    $ 171    $ 259
Government Bond Fund                            $98    $ 142    $ 177    $ 272
Money Market Fund                               $95    $ 133    $ 161    $ 240

Under "ANNUAL AND TRANSACTION EXPENSES" on page 13 of the Prospectus, table (2) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period, or if you do NOT surrender or annuitize the Contract you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ----------------------------------
Select International Equity Fund                 $29     $ 88    $ 150    $ 316
DGPF International Equity Series                 $27     $ 81    $ 139    $ 295
Fidelity VIP Overseas Portfolio                  $27     $ 82    $ 140    $ 297
T. Rowe Price International Stock Portfolio      $28     $ 86    $ 146    $ 309
Select Aggressive Growth Fund                    $27     $ 84    $ 143    $ 303
Select Capital Appreciation Fund                 $29     $ 87    $ 149    $ 314
Select Value Opportunity Fund                    $28     $ 86    $ 146    $ 308
Select Growth Fund                               $27     $ 82    $ 140    $ 298
Growth Fund                                      $23     $ 70    $ 120    $ 257
Fidelity VIP Growth Portfolio                    $24     $ 75    $ 128    $ 274
Equity Index Fund                                $22     $ 68    $ 116    $ 249
Select Growth and Income Fund                    $25     $ 77    $ 132    $ 282
Fidelity VIP Equity-Income Portfolio             $23     $ 72    $ 123    $ 263
Fidelity VIP II Asset Manager Portfolio          $24     $ 74    $ 126    $ 270
Fidelity VIP High Income Portfolio               $25     $ 76    $ 129    $ 276
Investment Grade Income Fund                     $23     $ 71    $ 121    $ 259
Government Bond Fund                             $24     $ 74    $ 127    $ 272
Money Market Fund                                $21     $ 65    $ 111    $ 240

     (1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Policy.

Under "PERFORMANCE INFORMATION" on page 17 of the Prospectus, between the second and third sentences in the first paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider charge.

Under "PERFORMANCE INFORMATION" on page 17 of the Prospectus, at the end of the fifth paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

Under "CHARGES AND DEDUCTIONS" on pages 29 and 30 of the Prospectus, "B. Premium Taxes" is renamed "C. Premium Taxes," "C. Policy Fee" is renamed "D. Policy Fee," "D. Annual Charges Against Separate Account Assets" is renamed "E. Annual Charges Against Separate Account Assets" and the following is inserted:

     B. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE

     Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Policy at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

          Minimum Guaranteed Annuity Payout Rider with ten-year waiting period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
          Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.15%

     For a description of the Rider, see "L. Optional Minimum Guaranteed Annuity Payout Rider" under "THE VARIABLE ANNUITY POLICIES," above.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 37 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

Under "THE VARIABLE ANNUITY POLICIES" on page 38 of the Prospectus, "L. NORRIS Decision" is changed to "M. NORRIS Decision" and "M. Computation of Policy Values and Annuity Benefit Payments" is changed to "N. Computation of Policy Values and Annuity Benefit Payments" and the following is inserted above "M. NORRIS Decision:"

     L. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a)  the Accumulated Value; or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Policy anniversaries since the Rider effective date, as determined after the Accumulated Value of each Policy anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              Amount of the Withdrawal
                              ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Policy.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Policy anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Policy anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Policy anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Policy anniversary.

     - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable if the Policy is not continued under "H. The Spouse of the Owner as Beneficiary" (see "THE VARIABLE ANNUITY POLICIES").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Policy during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                                  Minimum
              Policy                   Minimum                   Guaranteed
            Anniversary              Guaranteed                    Annual
            at Exercise              Benefit Base                Income (1)
            -----------              ------------                ----------
                10                     $162,889                    $12,153
                15                     $207,892                    $17,695


     (1) Other fixed annuity options involving a life contingency other than Life Annuity With 120 Monthly Payments Guaranteed are available. See "K. Description of Variable Annuity Payout Options."

     The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "N. Computation of Policy Values and Annuity Benefit Payments" on page 40 of the Prospectus, the following is inserted above "FEDERAL TAX CONSIDERATIONS:"

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Policy by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

After the section entitled "LEGAL MATTERS" on page 46 of the Prospectus, the following is inserted:

                                YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

     The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the impact of a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material
     adverse effect on the Company.   The Company does not believe that it has
     material exposure to contingencies related to the Year 2000 Issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

     The Company will utilize both internal and external resources to reprogram or replace, and test both information technology and embedded technology
     systems for Year 2000 modifications.   The Company plans to complete the
     mission critical elements of the Year 2000 by December 31, 1998. The cost of the Year 2000 project will be expensed as incurred over the next two years and is being funded primarily through a reallocation of resources from discretionary projects. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. Through September 30, 1998, the Company and its subsidiaries and affiliates have incurred and expensed approximately $47 million related to the assessment of, and preliminary efforts in connection with, the project and the development of a remediation plan. The total remaining cost of the project is estimated at between $30-40 million.

     The costs of the project and the date on which the Company plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

Under Appendix B on page B-1 of the Prospectus, the following is inserted:

     4. Because of the differences in the amount of the free withdrawal (see 3. above) in the new Policy and the original Policy, the following examples
     (1)(a) and (1)(b) apply to Owners of the original Policy and should be referred to rather than examples (1)(a) and (1)(b) on page 12 of this Propsectus.

     (1)(a) If, at the end of the applicable period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ----------------------------------
Select International Equity Fund                 $98    $ 143    $ 182    $ 292
DGPF International Equity Series                 $96    $ 137    $ 171    $ 270
Fidelity VIP Overseas Portfolio                  $96    $ 137    $ 172    $ 272
T. Rowe Price International Stock Portfolio      $98    $ 141    $ 178    $ 285
Select Aggressive Growth Fund                    $97    $ 139    $ 175    $ 278
Select Capital Appreciation Fund                 $98    $ 143    $ 181    $ 290
Select Value Opportunity Fund                    $97    $ 141    $ 178    $ 284


Select Growth Fund                               $96    $ 137    $ 172    $ 273
Growth Fund                                      $92    $ 125    $ 152    $ 231
Fidelity VIP Growth Portfolio                    $94    $ 130    $ 160    $ 249
Equity Index Fund                                $91    $ 123    $ 147    $ 223
Select Growth and Income Fund                    $95    $ 133    $ 164    $ 257
Fidelity VIP Equity-Income Portfolio             $93    $ 127    $ 155    $ 238
Fidelity VIP II Asset Manager Portfolio          $94    $ 129    $ 158    $ 245
Fidelity VIP High Income Portfolio               $94    $ 131    $ 161    $ 251
Investment Grade Income Fund                     $92    $ 126    $ 153    $ 233
Government Bond Fund                             $94    $ 130    $ 159    $ 247
Money Market Fund                                $91    $ 120    $ 143    $ 214

(1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                             1 YEAR   3 YEARS   5 YEARS 10 YEARS
                                             -----------------------------------
Select International Equity Fund                $101     $ 151   $ 194     $ 316
DGPF International Equity Series                 $99     $ 144   $ 183     $ 295
Fidelity VIP Overseas Portfolio                  $99     $ 145   $ 184     $ 297
T. Rowe Price International Stock Portfolio     $100     $ 149   $ 191     $ 309
Select Aggressive Growth Fund                    $99     $ 146   $ 187     $ 303
Select Capital Appreciation Fund                $101     $ 150   $ 193     $ 314
Select Value Opportunity Fund                   $100     $ 148   $ 190     $ 308
Select Growth Fund                               $99     $ 145   $ 185     $ 298
Growth Fund                                      $95     $ 133   $ 164     $ 257
Fidelity VIP Growth Portfolio                    $96     $ 138   $ 173     $ 274
Equity Index Fund                                $94     $ 130   $ 160     $ 249
Select Growth and Income Fund                    $97     $ 140   $ 177     $ 282
Fidelity VIP Equity-Income Portfolio             $95     $ 134   $ 167     $ 263
Fidelity VIP II Asset Manager Portfolio          $96     $ 137   $ 171     $ 270
Fidelity VIP High Income Portfolio               $97     $ 138   $ 174     $ 276
Investment Grade Income Fund                     $95     $ 133   $ 165     $ 259
Government Bond Fund                             $96     $ 137   $ 172     $ 272
Money Market Fund                                $93     $ 127   $ 156     $ 240

(1) If the Minimum Guaranteed Annuity Payout Rider is exercised you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.


Supplement dated December 29, 1998.

                                SEPARATE ACCOUNT VA-K
                                 ALLMERICA ADVANTAGE
                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                     SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

                                        ***

Effective December 29, 1998, an optional Minimum Guaranteed Annuity Payout Rider will be available under the Contract.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.

Under "5. Expenses" on page P-2 of the Profile, the following is inserted at the end of the first paragraph:

     In addition, if you elect an optional Minimum Guaranteed Annuity Payout Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period.

Under "5. Expenses" on page P-3 of the Profile, the following is inserted at the end of the sentence at the top of the page:

     The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider which, if elected, would increase expenses.

Under "8. Performance" on page P-4 of the Profile, the following is inserted at the end of the first paragraph:

     The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider which, if elected, would reduce performance.

Under "10. Other Information" on page P-5 of the Profile, the following is inserted above "Free Look Period:"

     OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER: This optional rider is available for a separate monthly charge. This rider guarantees you a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base is the value that will be annuitized should you exercise the rider. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:

     (a) the accumulated value increased by any positive market value adjustment (the "accumulated value"); or
     (b) accumulated value on the effective date of the rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest accumulated value of all contract anniversaries since the rider effective date, as determined after the accumulated value of each contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

In the Table of Contents on page 3 of the Prospectus, the following is changed:

     Under DESCRIPTION OF THE CONTRACT:
     "M. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "M. NORRIS Decision" is changed to "N. NORRIS Decision"
     "N. Computation of Values" is changed to "O. Computation of Values"

     Under CHARGES AND DEDUCTIONS:
     "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" is added
     "C. Premium Taxes" is changed to "D. Premium Taxes"
     "D. Contingent Deferred Sales Charge" is changed to "E. Contingent Deferred Sales Charge"
     "E. Transfer Charge" is changed to "F. Transfer Charge"

In the Summary on page 7 of the Prospectus, the following is added to the end of the section entitled "What Happens In the Annuity Payout Phase?":

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
       the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 10 of the Prospectus, the following is added between the fourth and fifth paragraphs of the section entitled "What Charges Will I Incur Under My Contract?":

     Subject to state availability, the Company offers the following Rider that may be elected by the Owner. A separate monthly charge is made for the Rider which is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:


          Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.....................................................................0.25%
          Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting period.....................................................................0.15%


     For a description of this Rider, see "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, after "Contract Fee," the following is inserted:


     OPTIONAL RIDER CHARGES:
     (on an annual basis as a percentage of Accumulated Value)
     Minimum Optional Guaranteed Annuity Payout Rider with a ten-year waiting period:        0.25%*
     Minimum Optional Guaranteed Annuity Payout Rider with a fifteen-year waiting period:    0.15%*

Under "ANNUAL AND TRANSACTION EXPENSES" on page 12 of the Prospectus, below "Total Asset Charge," the following is inserted:

     *if the rider is elected, this annual charge is deducted on a monthly basis at the end of each month within which the rider was in effect.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 14 of the Prospectus, table (1) is renamed table (1)(a) and the following table is inserted following table (1)(a):

     (1)(b) If, at the end of the applicable time period, you surrender the Contract or annuitize* under a commutable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:


                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        -------------------------------------------------
Select International Equity Fund                        $  102        $  155        $  200        $  316
DGPF International Equity Series                        $  100        $  149        $  189        $  295
Fidelity VIP Overseas Portfolio                         $  100        $  149        $  190        $  297
T. Rowe Price International Stock Portfolio             $  102        $  153        $  196        $  309
Select Aggressive Growth Fund                           $  101        $  151        $  193        $  303
Select Capital Appreciation Fund                        $  102        $  155        $  199        $  314
Select Value Opportunity Fund                           $  101        $  153        $  196        $  308
Select Growth Fund                                      $  100        $  150        $  190        $  298
Growth Fund                                             $   97        $  138        $  170        $  257
Fidelity VIP Growth Portfolio                           $   98        $  143        $  178        $  274
Equity Index Fund                                       $   96        $  136        $  166        $  249
Select Growth and Income Fund                           $   99        $  145        $  182        $  282
Fidelity VIP Equity-Income Portfolio                    $   97        $  140        $  173        $  263
Fidelity VIP II Asset Manager Portfolio                 $   98        $  142        $  176        $  270
Fidelity VIP High Income Portfolio                      $   98        $  144        $  179        $  276
Investment Grade Income Fund                            $   97        $  139        $  171        $  259
Government Bond Fund                                    $   98        $  142        $  177        $  272
Money Market Fund                                       $   95        $  133        $  161        $  240


Under "ANNUAL AND TRANSACTION EXPENSES" on page 15 of the Prospectus, table (2) is renamed table (2)(a) and the following table is inserted following table
(2)(a):

     (2)(b) If you annuitize* under a life option or any non-commutable period certain option of ten years or more at the end of the applicable time period, or if you do NOT surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:



                                                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                        -------------------------------------------------

Select International Equity Fund                        $   29       $   88        $  150        $  316
DGPF International Equity Series                        $   27       $   81        $  139        $  295
Fidelity VIP Overseas Portfolio                         $   27       $   82        $  140        $  297
T. Rowe Price International Stock Portfolio             $   28       $   86        $  146        $  309
Select Aggressive Growth Fund                           $   27       $   84        $  143        $  303
Select Capital Appreciation Fund                        $   29       $   87        $  149        $  314
Select Value Opportunity Fund                           $   28       $   86        $  146        $  308
Select Growth Fund                                      $   27       $   82        $  140        $  298
Growth Fund                                             $   23       $   70        $  120        $  257
Fidelity VIP Growth Portfolio                           $   24       $   75        $  128        $  274


Equity Index Fund                                       $   22       $   68        $  116        $  249
Select Growth and Income Fund                           $   25       $   77        $  132        $  282
Fidelity VIP Equity-Income Portfolio                    $   23       $   72        $  123        $  263
Fidelity VIP II Asset Manager Portfolio                 $   24       $   74        $  126        $  270
Fidelity VIP High Income Portfolio                      $   25       $   76        $  129        $  276
Investment Grade Income Fund                            $   23       $   71        $  121        $  259
Government Bond Fund                                    $   24       $   74        $  127        $  272
Money Market Fund                                       $   21       $   65        $  111        $  240


(1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

Under "PERFORMANCE INFORMATION" on page 19 of the Prospectus, between the second and third sentences in the second full paragraph, the following is inserted:

     The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider charge.

Under "PERFORMANCE INFORMATION" on page 19 of the Prospectus, at the end of the sixth full paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 34 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

Under "L. Annuity Benefit Payments" on page 36 of the Prospectus, the following is inserted above "M. NORRIS Decision:"

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Contract by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

On page 36 and 37 of the Prospectus, "M. NORRIS Decision" is renamed "N. NORRIS Decision," "N. Computation of Values" is renamed "O. Computation of Values" and the following is inserted:

     M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     An optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                              amount of the withdrawal
                              ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     - The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     - The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     - The Owner may not terminate the Minimum Guaranteed Annuity Payout
     Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     - After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     - The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     - The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                   Minimum
                     Contract      Minimum        Guaranteed
                   Anniversary    Guaranteed        Annual
                   at Exercise   Benefit Base     Income (1)
                   -----------   ------------   --------------
                       10          $162,889        $12,153
                       15          $207,892        $17,695


     (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

     The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "CHARGES AND DEDUCTIONS" on page 39 of the Prospectus, "C. Premium Taxes" is renamed "D. Premium Taxes," "D. Contingent Deferred Sales Charge" is renamed "E. Contingent Deferred Sales Charge" and the following is inserted:

     C. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT CHARGE.

     Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

     The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:


          Minimum Guaranteed Annuity Payout Rider with ten-year waiting period.................................................................... 0.25%
          Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting period.................................................................... 0.15%


     For a description of the Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.

After the section entitled "LEGAL MATTERS" on page 51 of the Prospectus, the following is inserted:

                                YEAR 2000 COMPLIANCE

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

     The Company has initiated formal communications with all of its significant suppliers and large customers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the impact of a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material
     adverse effect on the Company.   The Company does not believe that it has
     material exposure to contingencies related to the Year 2000 Issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

     The Company will utilize both internal and external resources to reprogram or replace, and test both information technology and embedded technology
     systems for Year 2000 modifications.   The Company plans to complete the
     mission critical elements of the Year 2000 by December 31, 1998. The cost of the Year 2000 project will be expensed as incurred over the next two years and is being funded primarily through a reallocation of resources from discretionary projects. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. Through September 30, 1998, the Company and its subsidiaries and affiliates have incurred and expensed approximately $47 million related to the assessment of, and preliminary efforts in connection with, the project and the development of a remediation plan. The total remaining cost of the project is estimated at between $30-40 million.

     The costs of the project and the date on which the Company plans to complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

Supplement dated December 29, 1998.

                             PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for Separate Account VA-K of Allmerica Financial Life Insurance and Annuity Company were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.


          Financial Statements Included in Part C
          None

     (b)  EXHIBITS


          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated November 1, 1990 was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.


          EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.


          EXHIBIT 3      (a)  Underwriting and Administrative Service Agreement
                              was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (b) Sales Agreements were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.

                         (c) General Agent's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (d) Career Agent Agreement with Commission Schedule was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (e) Registered Representative's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.


          EXHIBIT 4 Minimum Guaranteed Annuity Payout Rider is filed herewith. Policy Form A was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein. Specimen Policy Form B was previously filed on April 30, 1996 in Post-Effective Amendment No. 11 and is incorporated by reference herein.


          EXHIBIT 5 Specimen Application Form A was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein. Specimen

                         Application Form B was previously filed on April 30, 1996 in Post-Effective Amendment No. 11 and is incorporated by reference herein.


          EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on September 28, 1995 in Post-Effective Amendment No. 9 and are incorporated by reference herein.

          EXHIBIT 7      Not Applicable.

          EXHIBIT 8      (a)  Fidelity Service Agreement was previously filed on
                              April 30, 1996 in Post-Effective Amendment No. 11 and is incorporated by reference herein.

                         (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 2, 1997 in Post-Effective Amendment No. 12 and is incorporated by reference herein.

                         (c) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 2, 1997 in Post-Effective Amendment No. 12 and is incorporated by reference herein.

                         (d) T. Rowe Price Service Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (e) BFDS Agreements for lockbox and mailroom services Sales Agreements were previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and are incorporated by reference herein.

          EXHIBIT 9      Opinion of Counsel is filed herewith.

          EXHIBIT 10     Consent of Independent Accountants is filed herewith.

          EXHIBIT 11     None.

          EXHIBIT 12     None.

          EXHIBIT 13     Not Applicable.

          EXHIBIT 14     Not Applicable.

          EXHIBIT 15     (a)  Participation Agreement with Allmerica Investment
                              Trust was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (b) Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (c) Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (d) Participation Agreement with Delaware Group Premium Fund, Inc. and Amendment was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.

                         (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 and is incorporated by reference herein.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653


                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

          NAME AND POSITION                  PRINCIPAL OCCUPATION(S) DURING
             WITH COMPANY                             PAST FIVE YEARS
             ------------                             ---------------


Bruce C. Anderson                  Director of First Allmerica since 1996; Vice
  Director                         President, First Allmerica since 1984

Abigail M. Armstrong               Secretary of First Allmerica since 1996;
  Secretary and Counsel            Counsel, First Allmerica since 1991


Warren E. Barnes                   Vice President and Corporate Controller of
  Vice President and Corporate     First Allmerica since 1998; Vice President
  Controller                       and Co-Controller, First Allmerica 1997; Vice
                                   President and Assistant Controller, First
                                   Allmerica 1996 to 1997; Assistant Vice
                                   President and Assistant Controller, First
                                   Allmerica 1995 to 1996; Assistant Vice
                                   President Corporate Accounting and Reporting,
                                   First Allmerica 1993 to 1995


Robert E. Bruce                    Director and Chief Information Officer of
  Director and Chief               First Allmerica since 1997;  Vice President
  Information Officer              of First Allmerica since 1995;  Corporate
                                   Manager, Digital Equipment Corporation 1979
                                   to 1995

John P. Kavanaugh                  Director and Chief Investment Officer of
  Director, Vice President and     First Allmerica since 1996; Vice President,
  Chief Investment Officer         First Allmerica since 1991

John F. Kelly                      Director of First Allmerica since 1996;
  Director, Vice President and     Senior Vice President, First Allmerica since
  General Counsel                  1986; General Counsel, First Allmerica since
                                   1981; Assistant Secretary, First Allmerica since 1991

J. Barry May                       Director of First Allmerica since 1996;
  Director                         Director and President, The Hanover Insurance
                                   Company since 1996; Vice President, The
                                   Hanover Insurance Company, 1993 to 1996;
                                   General Manager, The Hanover Insurance
                                   Company 1989 to 1993

James R. McAuliffe                 Director of First Allmerica since 1996;
  Director                         Director of Citizens Insurance Company of
                                   America since 1992, President since 1994, and
                                   CEO since 1996; Vice President, First
                                   Allmerica 1982 to 1994; Chief Investment
                                   Officer, First Allmerica 1986 to 1994

John F. O'Brien                    Director, Chairman of the Board, President
  Director, Chairman of the        and Chief Executive Officer, First Allmerica
  Board,                           since 1989
  President and Chief Executive
  Officer


Edward J. Parry, III               Director and Chief Financial Officer of
  Director, Vice President,        First Allmerica since 1996; Vice President
  Chief Financial Officer          and Treasurer, First Allmerica since
  and Treasurer                    1993;  Assistant Vice President 1992 to 1993

Richard M. Reilly                  Director of First Allmerica since 1996;
  Director and Vice President      Vice President, First Allmerica since 1990;
                                   Director, Allmerica Investments, Inc. since
                                   1990; Director and President, Allmerica
                                   Financial Investment Management Services,
                                   Inc. since 1990


Robert P. Restrepo, Jr.            Chief Executive Officer of Travelers
  Director                         Property & Casualty Company 1996-1998; Senior
                                   Vice President of Aetna Life & Casualty
                                   Company 1993-1996

Eric A. Simonsen                   Director of First Allmerica since 1996; Vice
  Director and Vice President      President, First Allmerica since 1990; Chief
                                   Financial Officer, First Allmerica 1990 to
                                   1996

Phillip E. Soule                   Director of First Allmerica since 1996; Vice
  Director and Vice President      President, First Allmerica since 1987

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

  See attached organization chart.

                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                                                   _________________                    _____________
                                                            |                                    |
                                                           100%                                 100%
                                                           SMA                            First Sterling
                                                      Financial Corp.                      Reinsurance
                                                                                             Company
                                                                                             Limited

                                                             Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________                             ______|_______
         |                  |                   |                    |                                        |
       100%                100%                100%                 100%                                     100%
        APC             The Hanover          Allmerica           Citizens                                 Somerset
   Funding Corp.         Insurance           Financial           Insurance                               Square, Inc.
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois                              Massachusetts
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                 82.5%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan

                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens

              ALLMERICA FINANCIAL LIFE  INSURANCE AND ANNUITY COMPANY


      NAME                                     ADDRESS                       TYPE OF BUSINESS
      ----                                     -------                       ----------------
 AAM Equity Fund                           440 Lincoln Street            Massachusetts Grantor Trust
                                           Worcester MA 01653


 AAM Growth &  Income Fund, L.P.           440 Lincoln Street            Limited Partnership
                                           Worcester MA 01653


 AFC Capital Trust I                       440 Lincoln Street            Statutory Business Trust
                                           Worcester MA 01653

 Allmerica Asset Management Limited        440 Lincoln Street            Investment advisory services
                                           Worcester MA 01653

 Allmerica Asset Management, Inc.          440 Lincoln Street            Investment advisory services
                                           Worcester MA 01653


 Allmerica Benefits, Inc.                  440 Lincoln Street            Non-insurance medical services
                                           Worcester MA 01653

 Allmerica Equity Index Pool               440 Lincoln Street            Massachusetts Grantor Trust
                                           Worcester MA 01653

 Allmerica Financial Alliance Insurance    100 North Parkway             Multi-line property and  casualty insurance
 Company                                   Worcester MA 01605

 Allmerica Financial Benefit Insurance     100 North Parkway             Multi-line property and casualty insurance
 Company                                   Worcester MA 01605

 Allmerica Financial Corporation           440 Lincoln Street            Holding Company
                                           Worcester MA 01653
 Allmerica Financial Insurance Brokers,    440 Lincoln Street            Insurance Broker
 Inc.                                      Worcester MA 01653

 Allmerica Financial Life Insurance and    440 Lincoln Street            Life insurance, accident and health insurance, annuities,
 Annuity Company (formerly known as SMA    Worcester MA 01653            variable annuities and variable life insurance
 Life Assurance Company)

 Allmerica Financial Services Insurance    440 Lincoln Street            Insurance Agency
 Agency, Inc.                              Worcester MA 01653


 Allmerica Funding Corp.                   440 Lincoln Street            Special purpose funding vehicle for commercial paper
                                           Worcester MA 01653


 Allmerica, Inc.                           440 Lincoln Street            Common employer for Allmerica Financial Corporation
                                           Worcester MA 01653            entities


 Allmerica Financial Investment            440 Lincoln Street            Investment advisory services
 Management Services, Inc. (formerly       Worcester MA 01653
 known as Allmerica Institutional
 Services, Inc. and 440 Financial Group
 of Worcester, Inc.)

 Allmerica Investment Management Company,  440 Lincoln Street            Investment advisory services
 Inc.                                      Worcester MA 01653


 Allmerica Investments, Inc.               440 Lincoln Street            Securities, retail broker-dealer
                                           Worcester MA 01653

 Allmerica Investment Trust                440 Lincoln Street            Investment Company
                                           Worcester MA 01653

 Allmerica Plus Insurance Agency, Inc.     440 Lincoln Street            Insurance Agency
                                           Worcester MA 01653

 Allmerica Property & Casualty Companies,  440 Lincoln Street            Holding Company
 Inc.                                      Worcester MA 01653

 Allmerica Securities Trust                440 Lincoln Street            Investment Company
                                           Worcester MA 01653

 Allmerica Services Corporation            440 Lincoln Street            Internal administrative services provider to Allmerica
                                           Worcester MA 01653            Financial Corporation entities


 Allmerica Trust Company, N.A.             440 Lincoln Street
                                           Worcester MA 01653
                                                                         Limited purpose national trust company


 AMGRO, Inc.                               100 North Parkway             Premium financing
                                           Worcester MA 01605


 Citizens Corporation                      440 Lincoln Street            Holding Company
                                           Worcester MA 01653

 Citizens Insurance Company of America     645 West Grand River          Multi-line property and casualty insurance
                                           Howell MI 48843

 Citizens Insurance Company of Illinois    333 Pierce Road               Multi-line property and casualty insurance
                                           Itasca IL 60143

 Citizens Insurance Company of the         3950 Priority Way             Multi-line property and casualty insurance
 Midwest                                   South Drive, Suite 200
                                           Indianapolis IN 46280

 Citizens Insurance Company of Ohio        8101 N. High Street           Multi-line property and casualty insurance
                                           P.O. Box 342250
                                           Columbus OH 43234

 Citizens Management, Inc.                 645 West Grand River          Services management company
                                           Howell MI 48843


 Financial Profiles                        5421 Avenida Encinas          Computer software company
                                           Carlsbad, CA  92008


 First Allmerica Financial Life Insurance  440 Lincoln Street            Life, pension, annuity, accident and health insurance
 Company (formerly State Mutual Life       Worcester MA 01653            company
 Assurance Company of America)

 First Sterling Limited                    440 Lincoln Street            Holding Company
                                           Worcester MA 01653

 First Sterling Reinsurance Company        440 Lincoln Street            Reinsurance Company
 Limited                                   Worcester MA 01653

 Greendale Special Placements Fund         440 Lincoln Street            Massachusetts Grantor Trust
                                           Worcester MA 01653

 The Hanover American Insurance Company    100 North Parkway             Multi-line property and casualty insurance
                                           Worcester MA 01605

 The Hanover Insurance Company             100 North Parkway             Multi-line property and casualty insurance
                                           Worcester MA 01605

 Hanover Texas Insurance Management        801 East Campbell Road        Attorney-in-fact for Hanover Lloyd's Insurance Company
 Company, Inc.                             Richardson TX 75081

 Hanover Lloyd's Insurance Company         801 East Campbell Road        Multi-line property and casualty insurance
                                           Richardson TX 75081





 Lloyds Credit Corporation                 440 Lincoln Street            Premium financing service franchises
                                           Worcester MA 01653



 Massachusetts Bay Insurance Company       100 North Parkway             Multi-line property and casualty insurance
                                           Worcester MA 01605

 SMA Financial Corp.                       440 Lincoln Street            Holding Company
                                           Worcester MA 01653

 Somerset Square, Inc.                     440 Lincoln Street            Real estate holding company
                                           Worcester MA 01653

 Sterling Risk Management Services, Inc.   440 Lincoln Street            Risk management services
                                           Worcester MA 01653

ITEM 27.  NUMBER OF CONTRACT HOLDERS


     As of October 30, 1998, there were 87,415 Contract holders of qualified Contracts and 23,992 Contract holders of non-qualified Contracts.


ITEM 28.  INDEMNIFICATION

     Article VIII of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.


ITEM 29.  PRINCIPAL UNDERWRITERS

     Allmerica Investments, Inc. also acts as principal underwriter for the following:


     - VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

     - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.


     -    Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
          440 Lincoln Street
          Worcester, Massachusetts 01653

          NAME                     POSITION OR OFFICE WITH UNDERWRITER

     Abigail M. Armstrong          Secretary and Counsel

     Emil J. Aberizk, Jr.          Vice President

     Edward T. Berger              Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.       Vice  President



     Thomas P. Cunningham          Vice President, Chief Financial Officer and
                                   Controller

     Philip L. Heffernan           Vice President

     John F. Kelly                 Director

     Daniel Mastrototaro           Vice President


     William F. Monroe, Jr.        Vice President

     David J. Mueller              Vice President

     John F. O'Brien               Director

     Stephen Parker                President, Director and Chief Executive
                                   Officer

     Edward J. Parry, III          Treasurer

     Richard M. Reilly             Director

     Eric A. Simonsen              Director

     Mark G. Steinberg             Senior Vice President


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.


ITEM 33.  REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b)
               PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11).

     Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on withdrawal imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 1st day of December, 1998.


                              SEPARATE ACCOUNT VA-K OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                              By:    /s/ Abilgail M. Armstrong
                                   -------------------------------
                                   Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


 Signatures                     Title                       Date
 ----------                     -----                       ----

 /s/ John F. O'Brien            Director and Chairman of    December 1, 1998
 ----------------------------   the Board
 John F. O'Brien


 /s/ Bruce C. Anderson          Director
 ----------------------------
 Bruce C. Anderson


 /s/ Warren E. Barnes           Vice President and
 ----------------------------   Corporate Controller
 Warren E. Barnes


 /s/ Robert E. Bruce            Director and Chief
 ----------------------------   Information Officer
 Robert E. Bruce

 /s/ John P. Kavanaugh          Director, Vice President
 ----------------------------   and Chief Investment
 John P. Kavanaugh              Officer

 /s/ John F. Kelly              Director, Vice President
 ----------------------------   and General Counsel
 John F. Kelly

 /s/ J. Barry May               Director
 ----------------------------
 J. Barry May

 /s/ James R. McAuliffe         Director
 ----------------------------
 James R. McAuliffe

 /s/ Edward J. Parry III        Director, Vice President,
 ----------------------------   Chief Financial Officer
 Edward J. Parry III            and Treasurer

 /s/ Richard M. Reilly          Director, President and
 ----------------------------   Chief Executive Officer
 Richard M. Reilly


 /s/ Robert P. Restrepo, Jr.    Director
 ----------------------------
 Robert P. Restrepo, Jr.


 /s/ Eric A. Simonsen           Director and Vice
 ----------------------------   President
 Eric A. Simonsen

 /s/ Phillip E. Soule           Director
 ----------------------------
 Phillip E. Soule

                                    EXHIBIT TABLE

Exhibit 4           Minimum Guaranteed Annuity Payout Rider

Exhibit 9           Opinion of Counsel

Exhibit 10          Consent of Independent Accountants